Other non-current financial liabilities	6 Months Ended
Jun. 30, 2025
Disclosure of financial liabilities [abstract]
Other non-current financial liabilities
16. Other non-current financial liabilities
The following table provides a breakdown for other non-current financial liabilities.

(€ thousands)	At June 30, 2025	At December 31, 2024
Written put options on non-controlling interests	118,560	146,338
of which Thom Browne option	98,806	127,072
of which Dondi option	19,754	19,266
Other	—	110
Other non-current financial liabilities	118,560	146,448
Written put options on non-controlling interests
Thom Browne
The Group is party to an option agreement which provides Mr. Thom Browne a put option giving him the right to sell to the Group his remaining 8% interest in the Thom Browne group not owned by the Group, in two remaining tranches. The exercise price of the option is established as the EBITDA of the Thom Browne group (as contractually defined) recorded in 2028 and 2030, multiplied by a given multiple (“TB Exercise Formula”). The financial liability arising from the obligation of the Group to purchase the non-controlling interest in the Thom Browne group is measured at the present value of the expected exercise amount, calculated through the TB Exercise Formula as per projections contained in the latest business plan, which cover the period from 2025 to 2028. The liability, which originally related to a 15% non-controlling interest, was initially recognized against equity for €162,066 thousand and it is remeasured at each reporting date in profit or loss based on the latest available information. In June 2021, the Group purchased an additional 5% of the Thom Browne group for a total consideration of €30,653 thousand, reducing the non-controlling interest to 10%.
During the first half of 2024, Mr. Thom Browne exercised the put option to sell to the Group an additional 2% of Thom Browne Inc. (based on 2023 EBITDA of the Thom Browne group) for a consideration of €22,752 thousand, following which the Group owns 92% of the Thom Browne group. The Group derecognized a portion of the liability for the written put option on non-controlling interests in the amount of €22,752 thousand. Additionally, the equity attributable to non-controlling interests was reduced by €3,697 thousand with an offsetting increase to equity attributable to shareholders of the Parent Company and the put option liability relating to the remaining non-controlling interest was remeasured at its fair value.
At June 30, 2025, the put option liability (which relates to two tranches representing 5% and 3% of the non-controlling interests that are based on the 2028 and 2030 EBITDA of the Thom Browne group, respectively) amounted to €98,806 thousand and was classified as non-current (€127,072 thousand at December 31, 2024).
Dondi
The Group is party to an option agreement which provides the Dondi family with a put option giving them the right to sell to the Group the Dondi family’s remaining 35% interest in Dondi not owned by the Group, in two tranches in 2029 and 2034. The exercise price of the option is established as the EBITDA of Dondi at the exercise date, less its net indebtedness, multiplied by a given multiple less a given discount (“Dondi Exercise Formula”). The financial liability arising from the obligation is measured at the present value of the expected exercise amount, calculated through the Dondi Exercise Formula as per projections contained in the approved Business Plan. The remeasurement of the liability at each reporting date is recognized through profit or loss based on the latest available information. The liability related to this written put option at June 30, 2025 amounted to €19,754 thousand and was classified as non-current (€19,266 thousand at December 31, 2024).